UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2007

NetLogic Microsystems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50838	77-0455244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1875 Charleston Road, Mountain View, CA 94043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 961-6676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 24, 2007, NetLogic Microsystems, Inc., or the Company, issued a press release announcing its financial results for the three and six months ended June 30, 2007, which is attached as Exhibit 99.1. The press release should be read in conjunction with the statements regarding forward-looking statements, which are included in the text of the press release.

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the Company’s earnings release contains non-GAAP financial measures that exclude the income statement effects of stock-based compensation, non-recurring items and other non-cash expenses discussed in the earnings release. For planning and forecasting future periods, management of the Company primarily reviews gross margin, operating expenses (research and development and sales, general and administrative), operating income, net income and earnings per share (EPS) exclusive of share-based compensation and other noncash items. Under Securities and Exchange Commission rules, financial measures calculated without taking into account these items are treated as “non-GAAP financial measures” in public disclosures by the Company such as the current earnings release. Management uses these non-GAAP financial measures for internal managerial purposes, to evaluate the Company’s performance over comparable periods, and to compare the Company’s results to those of other companies in its sector. In addition, management cites these measures when publicly disclosing forward-looking statements about expected future results of operations.

Management and the Company’s board of directors will continue to compare the Company’s historical consolidated results of operations (revenue, gross margin, research and development, selling, general and administrative expenses, operating income as well as net income and EPS), excluding share-based compensation (and certain nonrecurring non-cash items) to assess the business and compare operating results to the Company’s performance objectives. For example, the Company’s budgeting and planning process utilizes these non-GAAP financial measures, along with other types of financial information. Also, profit-dependent cash incentive pay to eligible employees, including senior management, is calculated with reference to operating results excluding all share-based compensation and certain nonrecurring non-cash items. For example, the bonus pool under the Company’s Incentive Bonus Plan for fiscal 2007 is calculated as 5.5% of net income for fiscal 2007, excluding such non-cash expenses.

The Company discloses these non-GAAP financial measures to the public as an additional means by which investors can assess the Company’s performance and to identify the Company’s operating results for investors on the same basis applied by management.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the press release attached as Exhibit 99.1

Moreover, although these non-GAAP financial measures adjust expense, and diluted share items to exclude the accounting treatment of share-based compensation, they should not be viewed as a pro forma presentation reflecting the elimination of the underlying share-based compensation programs, as those programs are an important element of the company’s compensation structure and generally accepted accounting principles indicate that all forms of share-based payments should be valued and included as appropriate in results of operations. Management believes these expenses are a material part of the Company’s operating results and takes into account the dilutive effect of the Company’s share-based compensation arrangements on the Company’s basic and diluted earnings per share calculations in its financial planning and evaluations of the Company’s financial performance.

The information contained in this report and the exhibit attached hereto is furnished solely pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and the exhibit attached hereto shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by NetLogic Microsystems, Inc., whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company appointed Michael T. Tate as its vice president and chief financial officer, effective July 18, 2007. Mr. Tate, 41, was previously interim chief financial officer, vice president, corporate controller, and treasurer at Marvell Technology Group Ltd. He joined Marvell in January 2001 as part of Marvell’s acquisition of Galileo Technology Ltd. Prior to joining Marvell, from 1997 to 2001, he served in various senior financial management roles at Galileo Technology Ltd., including vice president of finance and chief financial officer. From 1994 to 1997, Tate held various senior financial management positions at S3 Incorporated.

Under the terms of his offer letter from the Company, Mr. Tate will receive an annual base salary of $260,000, and will be eligible to participate in our Incentive Bonus Plan and receive a pro rata target bonus for fiscal year 2007 of up to 40% of his base annual salary. In addition, as an inducement material to Mr. Tate entering into employment with the Company, the Company granted Mr. Tate an option to purchase up to 110,000 shares of the Company’s common stock and awarded Mr. Tate 50,000 shares of restricted stock in accordance with Nasdaq Marketplace rule 4350(i)(l)(A)(iv). All the stock options have an exercise price equal to the fair market value on the grant date, have a 10 year term and vest over four years as follows: 25 percent on the anniversary of the vesting commencement date, and with respect to one thirty-sixth of the remaining shares subject to such option at the end of each calendar month thereafter. The award of restricted stock vests 25% on each of the first, second, third and fourth anniversaries of the vesting commencement date. Vesting of the options and restricted stock award are subject in all instances to Mr. Tate’s continuous employment with the Company. In the event of a change of control of the Company, and if the options and restricted stock award are assumed by the successor corporation, but Mr. Tate is involuntarily terminated within 24 months after the effective date of the change of control, the vesting of Mr. Tate’s options and restricted stock award will accelerate with respect to such additional number of shares as Mr. Tate would have received if he had remained employed with the Company or successor corporation for the 24-month period. The Company also has entered into an agreement to indemnify Mr. Tate, in addition to the indemnification provided for in the Company’s certificate of incorporation and bylaws. The agreement provides, among other things, for indemnification of Mr. Tate for many expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by Mr. Tate in any action or proceeding, including any action by or in the right of the Company, arising out of Mr. Tate’s services as an executive officer of the Company, any subsidiary of the Company or any other company or enterprise to which Mr. Tate provides services at the Company’s request.

On July 20, 2007, we issued a press release announcing Mr. Tate’s appointment as vice president and chief financial officer. A copy of the press release is attached hereto, and is hereby incorporated by reference.

Also on July 18, 2007, Mr. Shigeyuki Hamamatsu’s appointment as interim chief financial officer ended, and he returned to his role as the Company’s corporate controller.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2007, the Board of Directors of the Company approved an amendment to sections 8.3, 8.4 and 8.10 of the Company’s bylaws to authorize direct registration of shares of common stock without issuance of a share certificate as mandated by NASDAQ rules effective January 1, 2007. The complete text of the amended and restated bylaws as of July 18, 2007 is included in Exhibit 3.4 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this document:

Exhibits	Description
3.4	Bylaws of NetLogic Microsystems, Inc. as amended and restated July 18, 2007.

99.1	Press Release dated July 24, 2007.

99.2	Press Release dated July 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetLogic Microsystems, Inc.

Date: July 24, 2007	By:	/s/ Ronald S. Jankov
Ronald S. Jankov President and Chief Executive Officer

EXHIBIT INDEX

Exhibits	Description
3.4	Bylaws of NetLogic Microsystems, Inc. as amended and restated July 18, 2007.

99.1	Press Release dated July 24, 2007.

99.2	Press Release dated July 20, 2007.